UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2017

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 7.01Regulation FD Disclosure

Attached as Exhibit 99.1 hereto and incorporated by reference are presentation slides that will form the basis form the basis of investor presentations beginning on November 21, 2017. The presentation slides are also available on the website of Armstrong World Industries, Inc.’s (“AWI,” the “Company,” “we,” “our,” or “us”) at www.armstrongceilings.com.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such forward-looking statements include, but are not limited to, statements about the plans, objectives, expectations and intentions of AWI, including the benefits of the sale of AWI’s international businesses, and other statements that are not historical facts.  These statements are based on the current expectations and beliefs of AWI’s management, and are subject to uncertainty and changes in circumstances.  AWI cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of the business of AWI.  More detailed information about certain of these and other factors may be found in filings by AWI with the Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.”  Various factors could cause actual results to differ from those set forth in the forward-looking statements including, without limitation, the risk that the anticipated benefits from the sale of AWI’s EMEA and Pacific Rim Segments may not be fully realized or may take longer to realize than expected.  AWI is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events or otherwise.

Item 8.01Other Events

Filed as Exhibit 99.2 are the unaudited pro forma consolidated statements of earnings for the nine months ended September 30, 2017 and each of the years ended December 31, 2016, 2015 and 2014, each as presented as if the sale of AWI’s EMEA and Pacific Rim Segments had occurred on January 1, 2014, and the unaudited pro forma consolidated balance sheet as of September 30, 2017, to illustrate the estimated effects of the Company’s previously announced sale of certain subsidiaries and assets comprising our business and operations in Europe, the Middle East and Africa (including Russia) and the Pacific Rim, including the corresponding businesses and operations conducted by Worthington Armstrong Venture, a Delaware general partnership, in which AWI holds a fifty percent (50%) interest.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Armstrong World Industries, Inc. Investor Presentation dated November 21, 2017

99.2	Unaudited Pro Forma Financials of Armstrong World Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: November 21, 2017

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